SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 16, 2005


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


    Commission     Registrant, State of Incorporation,       I.R.S Employer
     File No.         Address, and Telephone Number        Identification No.
    ----------     -----------------------------------     ------------------
     1-15467              Vectren Corporation                  35-2086905
                       (An Indiana Corporation)
                         20 N.W. Fourth Street,
                       Evansville, Indiana 47708
                            (812) 491-4000

     1-16739         Vectren Utility Holdings, Inc.            35-2104850
                       (An Indiana Corporation)
                         20 N.W. Fourth Street,
                      Evansville, Indiana 47708
                           (812) 491-4000


            Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Vectren Corporation (the Company), an energy holding and applied technology company, announced on Monday, May 16, 2005, that its Indiana utility subsidiary has filed a new multi-emission compliance plan with the Indiana Regulatory
Commission.   A copy of the press release is attached as Exhibit 99.1 to this
Current Report.

Vectren Corporation is the parent of Vectren Utility Holdings, Inc. (VUHI). VUHI serves as the intermediate holding company of the Company's three operating public utilities.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Southern Indiana Gas and Electric Company and Indiana Gas Company, Inc. to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99.2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               VECTREN CORPORATION

May 18, 2005


                                             By:  /s/ M. Susan Hardwick
                                             ------------------------------
                                             M. Susan Hardwick
                                             Vice President and Controller

                                INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 8.01:



 Exhibit
 Number       Description
--------      ------------
  99.1        Vectren to enhance environmental stewardship through new air quality improvements

  99.2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995